HAMMER TECHONOLGY HOLDINGS

Certification of the Principal Financial Officer Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Annual Report on Form 10-K of Hammer Technology Holdings (the "Company") for the year ended July 31, 2021 (the "Report"), I, Erik B. Levitt, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2021	/s/ Erik B. Levitt
Erik B. Levitt
Principal Financial Officer